UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 17, 2009

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants’ telephone number	IRS Employer Identification Number
1-8841 2-27612	FPL GROUP, INC. FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419 59-0247775

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On March 17, 2009, Florida Power & Light Company (FPL) sold $500 million principal amount of First Mortgage Bonds, 5.96% Series due April 1, 2039 (Bonds).  The Bonds were sold pursuant to a Prospectus Supplement dated March 11, 2009 to a Prospectus dated May 3, 2007 and pursuant to Registration Statement Nos. 333-137120, 333-137120-01, 333-137120-02, 333-137120-03, 333-137120-04, 333-137120-05, 333-137120-06, 333-137120-07 and 333-137120-08, as amended.

On March 19, 2009, FPL Group Capital Inc (FPL Group Capital), a wholly-owned subsidiary of FPL Group, Inc. (FPL Group), sold $375 million principal amount of its Series F Junior Subordinated Debentures due 2069 (Debentures).  The Debentures will bear interest at 8.75% per year, payable quarterly.  The Debentures are fully and unconditionally guaranteed on a subordinated basis by FPL Group.  The Debentures were sold pursuant to a Prospectus Supplement dated March 12, 2009 to a Prospectus dated May 3, 2007 and pursuant to Registration Statement Nos. 333-137120, 333-137120-01, 333-137120-02, 333-137120-03, 333-137120-04, 333-137120-05, 333-137120-06, 333-137120-07 and 333-137120-08, as amended.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with these offerings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit Number	Description	FPL Group	FPL

4(a)	One Hundred Fourteenth Supplemental Indenture dated as of March 1, 2009 between FPL and Deutsche Bank Trust Company Americas, Trustee	x	x
4(b)	Officer's Certificate of FPL Group Capital and FPL Group, dated March 19, 2009, creating the Series F Junior Subordinated Debentures due 2069	x
4(c)	Replacement Capital Covenant, dated March 19, 2009 by FPL Group Capital and FPL Group	x
5(a)	Opinion and Consent, dated March 17, 2009, of Squire, Sanders & Dempsey L.L.P., counsel to FPL, with respect to the 5.96% First Mortgage Bonds, Series due April 1, 2039	x	x
5(b)	Opinion and Consent, dated March 17, 2009, of Morgan, Lewis & Bockius LLP, counsel to FPL, with respect to the 5.96% First Mortgage Bonds, Series due April 1, 2039	x	x
5(c)	Opinion and Consent, dated March 19, 2009, of Squire, Sanders & Dempsey L.L.P., counsel to FPL Group and FPL Group Capital with respect to the Series F Junior Subordinated Debentures due 2069	x
5(d) and 8	Opinion and Consent, dated March 19, 2009, of Morgan, Lewis & Bockius LLP, counsel to FPL Group and FPL Group Capital with respect to the Series F Junior Subordinated Debentures due 2069	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  March 19, 2009

K. MICHAEL DAVIS
K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc.
Vice President, Accounting and Chief Accounting Officer of
Florida Power & Light Company
(Principal Accounting Officer of the Registrants)